UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 27, 2022

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 27, 2022, Sally Beauty Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 112,234,067 and each share of common stock was entitled to one vote.  The holders of 105,418,486 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of ten directors to the Board of Directors to hold office until the 2023 Annual Meeting of Stockholders;
(ii)

the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation; and

(iii)	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

The voting results reported below are final.

Proposal 1 – Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2023 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Marshall E. Eisenberg	95,131,457	7,573,647	51,690	2,661,692
Diana S. Ferguson	100,618,250	2,091,511	47,033	2,661,692
Dorlisa K. Flur	102,063,997	644,054	48,743	2,661,692
James M. Head	101,959,269	746,637	50,888	2,661,692
Linda Heasley	102,068,894	638,526	49,374	2,661,692
Robert R. McMaster	100,036,934	2,668,127	51,733	2,661,692
John A. Miller	100,360,146	2,344,437	52,211	2,661,692
Erin Nealy Cox	102,504,780	203,829	48,185	2,661,692
Denise Paulonis	101,603,979	1,105,161	47,654	2,661,692
Edward W. Rabin	101,163,767	1,541,276	51,751	2,661,692

Proposal 2 – Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis.  The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
100,597,759	1,938,558	220,477	2,661,692

Proposal 3 – Ratification of Selection of Auditors

The Board of Directors’ selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain
104,106,712	1,257,561	54,213

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

February 1, 2022	By:	/s/ Denise Paulonis
Name: Denise Paulonis
Title: President and Chief Executive Officer